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                                                                    EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

         The undersigned executive officer of Anchor BanCorp Wisconsin, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the three months ended September 30, 2002 fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                        /s/ Douglas J. Timmerman
                        ------------------------------------------------------
                        Douglas J. Timmerman, Chairman of the Board, President and Chief Executive Officer

November 11, 2002





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